American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

SMALL CAP VALUE FUND

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Supplement dated March 10, 2008 * Prospectus dated August 1, 2007

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGE 10 OF THE
PROSPECTUS.

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund's investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

BENJAMIN Z. GIELE

Mr. Giele, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century in
May 1998 and became a portfolio manager in February 1999. He has a bachelor of arts from Rice University and an MBA in finance and accounting from the
University of Texas at Austin. He is a CFA charterholder.

JAMES PITMAN

Mr. Pitman, Portfolio Manager, has been a member of the team that manages the fund since he joined American Century in August 2002 as an investment analyst.
He became a portfolio manager in March 2008. He has a bachelor of arts and master of arts from Baylor University and an MBA from the University of Texas at
Austin.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-59626 0803